SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION

For the
Allspring Absolute Return Fund
Allspring California Limited-Term Tax-Free Fund
Allspring California Tax-Free Fund
Allspring Common Stock Fund
Allspring Disciplined Small Cap Fund
Allspring Disciplined U.S. Core Fund
Allspring Diversified Capital Builder Fund
Allspring Diversified Income Builder Fund
Allspring Emerging Markets Equity Advantage Fund
Allspring Emerging Growth Fund
Allspring Emerging Markets Equity Fund
Allspring Government Securities Fund
Allspring High Yield Bond Fund
Allspring High Yield Municipal Bond Fund
Allspring Income Plus Fund
Allspring Innovation Fund
Allspring Intermediate Tax/AMT-Free Fund
Allspring International Equity Fund
Allspring Large Cap Core Fund
Allspring Large Cap Value Fund
Allspring Mid Cap Growth Fund
Allspring Minnesota Tax-Free Fund
Allspring Precious Metals Fund
Allspring Real Return Fund
Allspring Short-Duration Government Fund
Allspring Short-Term High Income Fund
Allspring Short-Term Municipal Bond Fund
Allspring Small Company Growth Fund
Allspring Small Company Value Fund
Allspring Special Global Small Cap Fund
Allspring Strategic Municipal Bond Fund
Allspring Ultra Short-Term Income Fund
Allspring Ultra Short-Term Municipal Income Fund
Allspring Utility and Telecommunications Fund
(each a “Fund”, together the “Funds”)

At a meeting held on May 27-29, 2025, the Board of Trustees of the Funds approved the conversion of each Fund’s Administrator Class shares into Institutional Class shares. Accordingly, effective on or about the close of business on September 12, 2025 (the “Conversion Date”), all Administrator Class shares of each Fund will automatically convert to Institutional Class shares of the same Fund. Following the Conversion Date, each Fund’s Administrator Class will be dissolved, and all references to Administrator Class are hereby removed.

May 30, 2025	SUP3166 05-25